Computation for Basic and Diluted Income Per Common Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income - basic	$ 6,037	$ 3,655
Add back: Interest expense on debentures (net of tax)	4,472	6,541
Net income used for diluted earnings per share	$ 10,509	$ 10,196
Basic income per share	$ 0.06	$ 0.04
Diluted income per share	$ 0.06	$ 0.04